                                                                    EXHIBIT 10.7

     Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                    TECHNOLOGY TRANSFER AND LICENSE AGREEMENT


      This Agreement is effective as of May 28, 1997 (the "Effective Date") by and between Millennium Pharmaceuticals, Inc., a Delaware corporation having its principal office at 640 Memorial Drive, Cambridge, Massachusetts 02139-4815 ("MPI"), and Millennium BioTherapeutics, Inc., a Delaware corporation having its principal place of business at 640 Memorial Drive, Cambridge, Massachusetts, 02139-4815 ("MBI").

                                  INTRODUCTION

      1. MPI is willing to transfer and license to MBI, and MBI desires to acquire and license from MPI, certain technology and intellectual property rights thereto for the purpose of allowing MBI to develop and market products in the MBI Core Field (as defined below) using such technology and intellectual property rights thereto.

      2. In the future, MPI may develop certain inventions, improvements, processes or know-how and, in each such case to the extent it is able, MPI is willing to grant to MBI a license or sublicense to use such developments, technology or rights for research, and to exploit such developments, technology or rights for development and commercialization in the MBI Core Field.

      3. In the future, MBI may develop certain inventions, improvements, processes or know-how and, in each such case to the extent it is able, MBI is willing to grant to MPI a license or sublicense to use such developments, technology or rights for research, and to exploit such developments, technology or rights for development or commercialization in the MPI Core Field (as defined below).

      4. In consideration of the transfer and license by MPI to MBI of such technology and rights, MBI has agreed to issue certain equity securities to MPI.

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MPI and MBI hereby agree as follows:

SECTION 1.  Definitions

      As used herein, the following terms shall have the meanings set forth below:


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     Confidential Materials have been omitted and filed separately with the
      Securities and Exchange Commission. Asterisks denote such omissions.

      "Affiliate" means any corporation, company partnership, joint venture and/or firm which controls, is controlled by or is under common control with a Party. For the purposes of this definition, "control" shall mean, (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

      "Agreement Term" means the period commencing on the Effective Date and ending on the later of (a) May 31, 2002, and (b) the date on which MBI ceases to be an Affiliate of MPI.

      "Antibody-based Product" means any drug or drug candidate which comprises
(a)
********************************************************************************
********************************************************************************
**************************************************or (b)
********************************** *************************** of the type described in (a) (e.g., ********************** ***************.

      "Antisense-based Product" means any drug or drug candidate which comprises ************************************************************************ and
which is complementary to a ****************************************************
***** and which, upon delivery *************************************************
******************************** of or by such target gene.

      "Collaborative Partner" means a party (other than MPI or MBI) to a collaboration agreement with either of MPI or MBI.

      "Confidential Information" means all trade secrets or confidential or proprietary information designated as such in writing, whether by letter or by the use of an appropriate proprietary stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed to the receiving Party. Notwithstanding the foregoing, information which is orally or visually disclosed to the receiving Party, or is disclosed in writing without an appropriate letter, proprietary stamp or legend, shall constitute Confidential Information if (i) it would be apparent to a reasonable person, familiar with the business and the industry of the disclosing Party, that such information is of a confidential or proprietary nature the maintenance of which is important to the disclosing Party or if (ii) the disclosing Party, within thirty (30) days after such disclosure, delivers to the receiving Party a written document or documents describing such information and referencing the


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     Confidential Materials have been omitted and filed separately with the
      Securities and Exchange Commission. Asterisks denote such omissions.

place and date of such oral, visual or written disclosure and the names of the employees or officers.

      "Gene Therapy-based Product" shall mean any ****************************
********************************************************************************
and which, upon delivery ****************************************************
which is expressed.

      "Joint Product Technology" means all information and methods, exclusive of Joint Research Technology, that directly relates to the development, manufacture and/or commercialization of a product in either the MPI Core Field or the MBI Core Field, and which is developed, acquired or otherwise controlled jointly by the Parties during the Agreement Term, including, but not limited to, any improvement to Joint Product Technology that is developed or acquired or otherwise controlled jointly by the Parties during the Agreement Term.

      "Joint Product Technology Patent Right(s)" means a Patent Right that covers Joint Product Technology.

      "Joint Research Technology" means all information (including without limitation concepts, ideas, trade secrets, data and formulations) and methods (including without limitation the methods and technology listed on Schedule E which may be updated by the Parties in writing from time to time, and other processes, protocols, assays, automated and semi-automated techniques and molecular biology methods) for the research, discovery, production and/or characterization of genes and/or proteins which is developed, acquired or otherwise controlled jointly by the Parties during the Agreement Term, including but not limited to any improvements to Joint Research Technology that is developed, acquired or otherwise controlled jointly by the Parties during the Agreement Term.

      "Joint Research Technology Patent Right(s)" means a Patent Right that covers Joint Research Technology.

      "MBI Core Field" means the discovery, development and commercialization of
********************************************************************************
********************************************************************************
The MBI Core Field shall *******************************************************
********************************************************************************
********************************************************************************


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      "MBI Product Technology" means all information and methods, exclusive of
MBI Research Technology, that directly relates to the development, manufacture and/or commercialization of a product in the MPI Core Field, and which is developed, acquired or otherwise controlled by MBI during the Agreement Term, including, but not limited to, any improvement to MPI Product Technology that is developed, acquired or otherwise controlled by MBI during the Agreement Term.

      "MBI Product Technology Patent Right(s)" means a Patent Right that covers MBI Product Technology.

      "MBI Research Technology" means all information (including without limitation concepts, ideas, trade secrets, data and formulations) and methods (including without limitation the methods and technology listed on Schedule C which may be updated by the Parties in writing from time to time, and other processes, protocols, assays, automated and semi-automated techniques and molecular biology methods) for the research, discovery, production and/or characterization of genes and/or Proteins, which is developed, acquired or otherwise controlled by MBI during the Agreement Term, including but not limited to any improvement to MPI Research Technology that is developed, acquired or otherwise controlled by MBI during the Agreement Term.

      "MBI Research Technology Patent Right(s)" means a Patent Right that covers MBI Research Technology.

      "MPI Core Field" means the discovery, development and commercialization of all products and services outside of the MBI Core Field.

      "MPI Product Technology" means all information and methods, exclusive of MPI Research Technology, that directly relates to the development, manufacture and/or commercialization of a product in the MBI Core Field, and is developed, acquired or otherwise controlled by MPI prior to the Effective Date or by MPI during the Agreement Term, including but not limited to any improvement to MBI Product Technology that is developed, acquired or otherwise controlled by MPI during the Agreement Term.

      "MPI Product Technology Patent Right(s)" means (a) the Patent Rights listed on Schedule A ("Initial Product Technology Patent Rights") and (b) any additional Patent Right that covers MPI Product Technology.

      "MPI Research Technology" means all information (including without limitation concepts, ideas, trade secrets, data and formulations) and methods (including without limitation the methods and technology listed on Schedule D which may be updated in writing by the Parties from time to time, and other processes, protocols, assays, automated and semi-automated techniques and molecular biology


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     Confidential Materials have been omitted and filed separately with the
      Securities and Exchange Commission. Asterisks denote such omissions.

methods) for the research, discovery, production and/or characterization of genes and/or Proteins which are controlled by MPI on the Effective Date or are developed, acquired or otherwise controlled by MPI during the Agreement Term, including, but not limited to, any improvement to MBI Research Technology that is developed, acquired or otherwise controlled by MPI during the Agreement Term.

      "MPI Research Technology Patent Right(s)" means (a) the Patent Rights listed on Schedule B ("Initial Research Technology Patent Rights"), and (b) any additional Patent Right that covers MPI Research Technology.

      "Patent Right" means a patent or patent application and all divisions, continuations, continuation-in-part, reissues, reexaminations, extensions, Supplementary Protection Certificates and foreign counterparts thereof that is owned or otherwise controlled by MBI or by MPI.

      "Party" means MPI or MBI; "Parties" means MPI and MBI.

      "Peptidomimetic" means a *************************** that (a) is designed or developed using *************************************************************
*******************.

      "Person" means any individual, partnership, corporation, firm, association, unincorporated organization, joint venture, trust or other entity.

      "Protein-based Product" means any drug or drug candidate that comprises a
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************************************************
************************************. Protein-based Products shall not include a
Peptidomimetic.

      "Rights Exchange Agreement" means the Rights Exchange Agreement between MPI and MBI dated as of May 28, 1997.

      "Small Molecule Drug" has the meaning set forth for such term in the Collaboration Agreement between MBI and Eli Lilly and Company to be executed on or about the Effective Date.


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

SECTION 2.  Transfer of Certain Existing Patent Rights

      Subject to the terms and conditions of this Agreement, MPI hereby transfers and assigns to MBI all of MPI's right, title and interest in and to
(i) the Initial Product Technology Patent Rights, and (ii) the Initial Research Technology Patent Rights. MPI shall deliver to MBI a separate, recordable assignment document of such MPI Patent Rights within thirty (30) days of the Effective Date of this Agreement.

SECTION 3.  Licenses

      3.1 MPI Licenses to MBI. Subject to the terms and conditions of this Agreement, MPI hereby grants to MBI the following licenses.

      (a) MPI Research Technology. MPI hereby grants to MBI and its Affiliates (other than MPI) a royalty-free, non-exclusive right and license, without the right to grant sublicenses except to Affiliates of MBI, to MPI Research Technology and MPI Research Technology Patent Rights (excluding the Initial Research Technology Patent Rights which are subject to the assignment set forth in Section 2) and MPI's rights in Joint Research Technology and Joint Research Technology Patent Rights, for use by MBI solely in the MBI Core Field. MBI shall not be permitted or authorized to use or practice MPI Research Technology, MPI Research Technology Patent Rights or MPI's rights in Joint Research Technology and Joint Research Technology Patent Rights outside the MBI Core Field except with the written consent of MPI.

      (b) MPI Product Technology. MPI hereby grants to MBI and its Affiliates (other than MPI) a royalty-free, exclusive right and license, with the right to grant sublicenses, to MPI Product Technology, MPI Product Technology Patent Rights (excluding the Initial Product Technology Patent Rights, which are subject to the assignment set forth in Section 2) and MPI's rights in Joint Product Technology and Joint Product Technology Patent Rights for use by MBI or MBI's sublicensee solely in the MBI Core Field. Notwithstanding the foregoing, in the event that MPI enters into a collaboration agreement, strategic alliance, license agreement or similar arrangement with a Collaborative Partner (a "Collaboration Agreement"), and pursuant to Section 2(c) of the Rights Exchange Agreement, MPI is permitted to grant licenses and rights to such Collaborative Partner in the MBI Core Field, then the license set forth in this subsection (b) shall not apply with respect to MPI Product Technology and MPI Product Technology Patent Rights developed or acquired pursuant to such Collaboration Agreement.

      3.2 MBI Licenses to MPI. Subject to the terms and conditions of this Agreement, MBI hereby grants to MPI the following licenses.


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      (a) MBI Research Technology. MBI hereby grants to MPI and its Affiliates
      (other than MBI) a royalty-free, non-exclusive right and license, without the right to grant sublicenses except to Affiliates of MPI, to MBI Research Technology, MBI Research Technology Patent Rights and MBI's rights in Joint Research Technology and Joint Research Technology Patent Rights for use by MPI solely in the MPI Core Field. MPI shall not be permitted or authorized to use or practice MBI Research Technology, MBI Research Technology Patent Rights outside the MPI Core Field except with the written consent of MBI.

      (b) MBI Product Technology. MBI hereby grants to MPI and its Affiliates (other than MBI) a royalty-free, exclusive right and license, with the right to grant sublicenses, to MBI Product Technology, MBI Product Technology Patent Rights and MBI's rights in Joint Product Technology and Joint Product Technology Patent Rights for use by MPI or MPI's sublicensee solely in the MPI Core Field. Notwithstanding the foregoing, in the event that MBI enters into a Collaboration Agreement with a Collaborative Partner, and pursuant to Section 2(c) of the Rights Exchange Agreement, MBI is permitted to grant licenses and rights to such Collaborative Partner in the MPI Core Field, then the license set forth in this subsection (b) shall not apply with respect to such MBI Product Technology and MBI Product Technology Patent Rights developed or acquired pursuant to such Collaboration Agreement.

SECTION 4.  Disclosure and Transfer of Technology

      4.1 MPI shall disclose to MBI on an ongoing basis during the Agreement Term all MPI Research Technology and MPI Product Technology which MPI reasonably believes to be pertinent to the MBI Core Field. At the time MPI discloses MPI Research Technology to MBI that is not currently listed on Schedule D, the Parties shall agree upon an update to Schedule D describing such technology. Notwithstanding the foregoing, MPI need not disclose to MBI any MPI Research Technology and/or MPI Product Technology which MPI is precluded from disclosing under any agreement binding upon it.

      4.2 MBI shall disclose to MPI on an ongoing basis during the Agreement Term all MBI Research Technology and MBI Product Technology which MBI reasonably believes to be pertinent to the MPI Core Field. At the time MBI discloses a MBI Research Technology to MPI, the Parties shall agree upon an update to Schedule C describing such technology. Notwithstanding the foregoing, MBI need not disclose to MPI any MBI Research Technology and/or MBI Product Technology which MBI is precluded from disclosing under any agreement binding upon it.

      4.3 MPI shall provide to MBI biological materials related to the MBI Core Field and MBI shall provide to MPI biological materials related to the MPI Core Field in either case, such as genes, gene fragments, vectors, cell lines, strains, transgenic


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organisms, model organisms, DNA and DNA fragments, as well as information relating to such materials. At the time of each transfer of biological material the Parties shall establish a written record evidencing the transfer and indicating the type and amount of transfer and any limitations on the transferred biological materials. The written record shall be initialed by the appropriate officer or senior employee of each Party. Without limiting the foregoing, the Parties acknowledge the transfer from MPI to MBI of the biological materials listed on Schedule F. The Party receiving such transferred biological materials shall not be permitted or authorized to transfer such biological material to a third party without the prior written authorization of the providing Party. Notwithstanding the foregoing, neither Party is required to transfer any biological materials which such Party is precluded from transferring under any agreement binding upon such Party.

      4.4 MPI shall provide reasonable technical assistance and instruction, at MBI's sole option and expense, in understanding, interpreting and applying MPI Research Technology and MPI Product Technology, and MBI shall provide reasonable technical assistance and instruction, at MPI's sole option and expense, in understanding, interpreting and applying MBI Research Technology and MBI Product Technology. Each Party shall make its employees reasonably available for consultation by telephone, or in person at the Party's offices, in connection with such assistance and instruction, all at the requesting Party.

SECTION 5.  Issuance of Equity

      In consideration for the transfers and licenses set forth herein, MBI hereby agrees to issue, and MPI hereby agrees to accept, 9,000,000 shares of Series A Convertible Preferred Stock, $.001 par value per share of MBI pursuant to a Stock Purchase Agreement in the form of Exhibit A hereto.

SECTION 6.  Grantback of Licenses to Assigned MPI Patent Rights.

      MBI hereby grants back to MPI (a) a perpetual, royalty-free and exclusive right and license to the Initial Research Technology Patent Rights, and (b) a perpetual royalty-free and exclusive right and license to the Initial Product Technology Patent Rights (except such license shall be co-exclusive with Eli Lilly and Company with respect to the development and/or commercialization Small Molecule Drugs) in either case for use solely in the MPI Core Field.

SECTION 7.  Patent Rights

      The Patent Rights of the Parties on a country by country basis shall be as defined below, provided that, in no event shall either Party have the right to prepare and prosecute a patent application which discloses Confidential Information of the other Party without the prior written consent of the other Party. Except as provided


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in the Research Services and Collaboration Agreement between MPI and MBI dated as of May 28, 1997, each Party shall solely own inventions conceived or reduced to practice by their own employees and the Parties shall jointly owned any inventions conceived or reduced to practice jointly by the Parties.

      7.1   Patent Rights of MPI.

      (a) MPI Research Technology Patent Rights. MPI shall have the exclusive right, at its expense and its sole discretion, to prepare and prosecute patent applications, and to maintain and enforce any patents issued thereon, with respect to inventions relating to MPI Research Technology (other than Joint Research Technology Patent Rights).

      (b) MPI Product Technology Patent Rights in the MPI Core Field. MPI shall have the exclusive right, at its expense and its sole discretion, to prepare and prosecute patent applications, and to maintain and enforce any patents issued thereon, with respect to inventions relating to MPI Product Technology in the MPI Core Field (other than Joint Product Technology Patent Rights).

      (c) MPI Product Technology Patent Rights in the MBI Core Field. At MBI's expense, MPI shall prepare and prosecute patent applications and shall maintain and enforce any patents issued thereon, with respect to MPI Product Technology in the MBI Core Field. In the event that MBI elects not to assume these costs in any country, MPI shall have the right and option to undertake such responsibilities, at its sole expense. If MPI undertakes such responsibilities at its sole expense, then (i) the license under
      Section 3 to any such MPI Product Technology Patent Right in such country shall terminate and (ii) MPI shall have the exclusive right to develop and/or commercialize such MPI Product Technology in either the MBI Core Field or the MPI Core Field.

      7.2   Patent Rights of MBI.

      (a) MBI Research Technology Patent Rights. MBI shall have the exclusive right, at its expense and its sole discretion, to prepare and prosecute patent applications, and to maintain and enforce any patents issued thereon, with respect to inventions relating to MBI Research Technology (other than Joint Research Technology Patent Rights).

      (b) MBI Product Technology Patent Rights in the MBI Core Field. MBI shall have the exclusive right, at its expense and its sole discretion, to prepare and prosecute patent applications, and to maintain and enforce any patents issued thereon, with respect to inventions relating to MBI Product Technology in the MBI Core Field (other than Joint Product Technology Patent Rights).


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      (c) MBI Product Technology Patent Rights in the MPI Core Field. At MPI's
      expense, MBI shall prepare and prosecute patent applications and shall maintain and enforce any patents issued thereon, with respect to MBI Product Technology in the MPI Core Field. In the event that MPI elects not to assume these costs in any country, MBI shall have the right and option to undertake such responsibilities, at its sole expense. If MBI undertakes such responsibilities at its sole expense, then (i) the license under
      Section 3 to any such MBI Product Technology Patent Right in such country shall terminate and (ii) MBI shall have the exclusive right to develop and/or commercialize such MBI Product Technology in either the MBI Core Field or the MPI Core Field.

      7.3 Joint Product Technology Patent Rights and Joint Research Technology Patent Rights. Patent applications relating to Joint Research Technology Patent Rights and Joint Product Technology Patent Rights shall be prepared and prosecuted by patent counsel selected by the Party in whose core field the technology is most relevant; provided that, if the technology is relevant to the core fields of both Parties then MPI shall select the patent counsel to prepare and prosecute such patent application. The costs of such preparation and prosecution of such patent applications, and the maintenance of any patent issuing thereon, shall be borne equally by the Parties. Should either Party determine that it no longer desires to prosecute such patent application or maintain any patent issued thereon, then such Party shall be obligated to transfer its entire right, title and interest in and to such patent application or patent to the other Party and such patent application or patent shall not be subject to the license provisions of Section 3.

      7.4   Improvements.

      (a) Improvements made by MPI to MBI Research Technology or MBI Product Technology. MBI shall have the right to prohibit MPI from preparing and prosecuting a patent application directed to any improvement made by MPI to MBI Research Technology or MBI Product Technology. If MBI consents to the preparation and prosecution of such patent application, then such patent application shall be prepared and prosecuted, in MPI's name and at MPI's expense, by patent counsel selected by MBI. If MPI decides not to prepare and prosecute such patent application, then MBI shall not have the right to assume the preparation and prosecution of such patent application.

      (b) Improvements made by MBI to MPI Research Technology or MPI Product Technology. MPI shall have the right to prohibit MBI from preparing and prosecuting a patent application directed to any improvement made by MBI to a MPI Research Technology or MPI Product Technology. If MPI consents to the preparation and prosecution of such patent application, then such patent application shall be prepared and prosecuted, in MBI's name and at MBI's expense, by patent counsel selected by MPI. If MBI decides not to


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      prepare and prosecute such patent application, then MPI shall not have the right to assume the preparation and prosecution of such patent application.

      (c) Joint Improvements. The Parties shall discuss and shall mutually agree to prepare and prosecute patent applications relating to jointly developed improvements to any of the MPI Product Technology, MPI Research Technology, MBI Product Technology or MBI Research Technology, provided that the Party from whose technology such improvement derives shall have the right to prohibit the preparation and prosecution of any such patent applications. If the Parties agree to prepare and prosecute any such patent applications, then the preparation and prosecution shall be controlled by the Party to whose technology such improvement relates. The costs of the preparation and prosecution of such patent applications shall be borne equally by the Parties. Should either Party determine that it no longer desires to prosecute such patent application or maintain any patent issued thereon, then such Party shall be obligated to transfer its entire right, title and interest in and to such patent application or patent to the other Party and such patent application or patent shall not be subject to the license provisions of Section 3.

SECTION 8.  Confidential Information and Permitted Disclosures.

      8.1 Confidential Information. Any Party receiving Confidential Information shall maintain the confidential and proprietary status of such Confidential Information, keep such Confidential Information and each part thereof within its possession or under its control sufficient to prevent any activity with respect to the Confidential Information that is not specifically authorized by this Agreement, use commercially reasonable efforts to prevent the disclosure of any Confidential Information to any other Person, and use commercially reasonable efforts to ensure that such Confidential Information is used only for those purposes specifically authorized herein; provided, however, that such restriction shall not apply to any Confidential Information which is (a) independently developed by the receiving Party, (b) in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the receiving Party, (c) received without an obligation of confidentiality from a third party having the right to disclose such information, (d) released from the restrictions of this Section 8.1 by the express written consent of the disclosing Party, (e) disclosed to any permitted assignee, permitted sublicensee or permitted subcontractor of either MPI or MBI hereunder (if such assignee, sublicense or subcontractor is subject to the provisions of this Section 8.1 or comparable provisions of such other documents), or (f) required by law, statute, rule or court order to be disclosed (the disclosing Party shall, however, use commercially reasonable efforts to obtain confidential treatment of any such disclosure).


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      8.2 Employee Obligations. MPI and MBI each agree that it shall provide
Confidential Information received from the other Party only to its employees, consultants, advisors and third party collaborators who have a need to know and have an obligation to treat such information and materials as confidential. Without limiting the generality of the foregoing, MPI and MBI each shall use commercially reasonable efforts to obtain confidentiality agreements from its respective employees and agents, similar in scope to Section 8.1, to protect the Confidential Information.

      8.3 Third Party Obligations. Each Party acknowledges that the other Party may from time to time have agreements with other persons which impose obligations or restrictions on such other Party with respect to the disclosure or use of inventions or information relating to the subject matter of such agreements ("Third Party Agreements"). Without limiting the generality of the foregoing, MPI acknowledges that MBI is subject to certain obligations and restrictions under the Lilly Collaboration Agreement. Each Party agrees to be bound by all such obligations and restrictions which are made known to it under Third Party Agreements (excluding the Lilly Collaboration Agreement) relating to Confidential Information, and MPI agrees to be bound by all such obligations and restrictions under the Lilly Collaboration Agreement relating to Confidential Information.

      8.4 Permitted Disclosures. Notwithstanding the provisions of Section 8.1 hereof, MPI and MBI may, to the extent necessary, disclose and use Confidential Information, consistent with the rights of MPI and MBI otherwise granted hereunder (a) for the purpose of engaging in research and development, conducting clinical testing and marketing programs, or securing institutional or government approval to clinically test or market any product, (b) for the purpose of sharing clinical trial results and data with third parties conducting clinical trials, (c) for the purpose of securing patent protection to the extent provided in Section 7, or (d) for the purpose of obtaining private investment.

      8.5 Term The obligations set forth in this Section 8 shall survive for a period of five (5) years from the expiration of the Agreement Term.

SECTION 9.  Term

      This Agreement becomes effective as of the Effective Date and shall remain in effect during the Agreement Term. Upon the expiration of this Agreement, the provisions of Sections 3, 6, 7, 8, 10, 11 and 12 shall survive the termination of this Agreement.

SECTION 10.  Disclaimer of Warranty; Consequential Damages.


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      10.1 Disclaimer of Warranty. Nothing in this Agreement shall be construed as a representation made or warranty given by either Party hereto that any patents will issue based on pending applications or that any such pending applications or patents issued thereon will be valid, or that the practice by the other Party hereto of any license granted hereunder will not infringe the patent or proprietary rights of any other Person. In addition, MPI and MBI acknowledge that ALL KNOW-HOW LICENSED OR TRANSFERRED HEREUNDER IS LICENSED AND TRANSFERRED, AS TO THE CASE MAY BE, TO MBI AND MPI, RESPECTIVELY, AS IS, AND MPI AND MBI EXPRESSLY DISCLAIM AND HEREBY WAIVE, RELEASE AND RENOUNCE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH KNOW-HOW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      10.2 Consequential Damages. EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER PARTY TO THIS AGREEMENT SHALL BE ENTITLED TO RECOVER FROM TO THE OTHER ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES.

SECTION 11.  Indemnification

      11.1 Indemnification by MPI. MPI agrees to defend MBI at MPI's cost and expense, and will indemnify and hold MBI and its directors, officers, employees and agents (the "MBI Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to personal injury from the exploitation by MPI or its licensees of the licenses granted pursuant to Section 3, including the development, manufacture, use sale or other disposition of products or services resulting therefrom. In the event of any such claim against the MBI Indemnified Parties by any party, MBI shall promptly notify MPI in writing of the claim and MPI shall manage and control, at its sole expense, the defense of the claim and its settlement. The MBI Indemnified Parties shall cooperate with MPI and may, at their option and expense, be represented in any such action or proceeding. MPI shall not be liable for any litigation costs or expenses incurred by the MBI Indemnified Parties without MPI's prior written authorization. In addition, MPI shall not be responsible for the indemnification of any MBI Indemnified Party arising from any negligent or intentional acts by such party.

      11.2. Indemnification by MBI. MBI agrees to defend MPI at MBI's cost and expense, and will indemnify and hold MPI and its directors, officers, employees and agents (the "MPI Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to personal injury from the exploitation by MBI or its licensees of the Patent Rights transferred and assigned pursuant to Section 2 and the licenses granted pursuant to Section 3, including the development, manufacture, use sale or other disposition of products or services resulting therefrom. In the event of any such claim against the MPI Indemnified


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Parties by any party, MPI shall promptly notify MBI in writing of the claim and
MBI shall manage and control, at its sole expense, the defense of the claim and its settlement. The MPI Indemnified Parties shall cooperate with MBI and may, at their option and expense, be represented in any such action or proceeding. MBI shall not be liable for any litigation costs or expenses incurred by the MPI Indemnified Parties without MBI's prior written authorization. In addition, MBI shall not be responsible for the indemnification of any MPI Indemnified Party arising from any negligent or intentional acts by such party.

SECTION 12.  General Provisions

      12.1 No Implied Waivers; Rights Cumulative. No failure on the part of MPI or MBI to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

      12.2 Force Majeure. Neither Party to this Agreement shall be responsible to the other Party for nonperformance or delay in performance of the terms or conditions of the Agreement due to acts of God, acts of governments, war, riots, strikes, accidents in transportation, or other causes beyond the reasonable control of such Party.

      12.3 Cooperation. Each Party agrees to cause each of its employees and agents to take all actions and to execute, acknowledge and deliver all instruments or agreements reasonably requested by the other Party, and necessary for the perfection, maintenance, enforcement or defense of that Party's rights as set forth herein.

      12.4 Notices. All notices, requests and other communications to MPI or MBI hereunder shall be in writing (including telecopy or similar electronic transmissions), shall refer specifically to this Agreement and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such other address as may be specified in writing to the other Party hereto):

            Millennium Pharmaceuticals, Inc.
            640 Memorial Drive
            Cambridge, MA  02139-4815
            Attention:  Chief Business Officer
            with a copy to: Legal Department

            Millennium BioTherapeutics, Inc.
            640 Memorial Drive
            Cambridge, MA  02139-4815
            Attention: Vice President and General Manager with a copy to: Legal Department

Any notice or communication given in conformity with this Section 12.4 shall be deemed to be effective when received by the addressee, if delivered by hand, telecopy or other electronic facsimile transmission, and three (3) days after mailing, if mailed.

      12.5 Further Assurances. Each of MPI and MBI agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other Party hereto may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

      12.6 Successors and Assigns. The terms and provisions of this Agreement shall inure to the benefit of, and be binding upon, MPI, MBI, and their respective successors and assigns; provided, however, that neither MPI nor MBI may assign or otherwise transfer any of its rights and interests, nor delegate any of its respective obligations hereunder, including, without limitation, pursuant to a merger or consolidation, without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld. Any attempt to assign or delegate any portion of this Agreement in violation of this
Section 12.6 shall be null and void. Subject to the foregoing, any reference to MPI and MBI hereunder shall be deemed to include the successors thereto and assigns thereof.

      12.7 Amendments. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure by MPI or MBI therefrom, shall be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by MPI and MBI, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreements course of dealing or performance or any other matter not set forth in an agreement in writing and signed by MPI and MBI.

      12.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      12.9 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, MPI and MBI hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

      12.10 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration interpreting, this Agreement.

      12.11 Execution in Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

      12.12 Entire Agreement. This Agreement together with the Rights Exchange Agreement, the Research Services and Collaboration Agreement, the Trademark License Agreement, the Administrative Services Agreement, the Bioinformatics License Agreement, and the Tax Sharing Agreement, each dated as of the date hereof, constitute, on and as of the date hereof, the entire agreement of MPI and MBI with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between MPI and MBI with respect to such subject matter are hereby superseded in their entirety.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed under seal and delivered as of the date first above written.


                                        MILLENNIUM PHARMACEUTICALS, INC.



                                        By: /s/Steven H. Holtzman
                                            -----------------------------------
                                            Steven H. Holtzman
                                            Chief Business Officer



                                        MILLENNIUM BIOTHERAPEUTICS, INC.



                                        By: /s/John Maraganore
                                            -----------------------------------
                                            John Maraganore
                                            Vice President and General Manager

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   SCHEDULE A
                    Initial Product Technology Patent Rights

****************************************************************************
*********************************

****************************************************************************
************************************************

****************************************************************************
***************************************************

****************************************************************************
*********************************

****************************************************************************
****************************************************************************
*********************************

****************************************************************************
****************************************************************************
*********************************

****************************************************************************
****************************************************************************
*********************************

****************************************************************************
****************************************************************************
*********************

****************************************************************************
*********************************

****************************************************************************
*********************************

****************************************************************************
*********************************

****************************************************************************
*********************************

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   SCHEDULE B
                    Initial Research Technology Patent Rights


****************************************************************************
****************************************************************************
*********************

****************************************************************************

                                   SCHEDULE C
                             MBI Research Technology









                                To be provided.

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   SCHEDULE D
                             MPI Research Technology



********
*************************
**************************************************
**************************************
***********************************************
************************************************
*************
*************
**************************************
*************************
*************

                                   SCHEDULE E
                            Joint Research Technology






                               To be provided.

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   SCHEDULE F
                Biological Materials Transferred from MPI to MBI

***************************

*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************
*****                  ***********************

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


*******************************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************
*****                   ***********************

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.



********************************
*****                    ***********************
*****                    ***********************
*****                    ***********************
*****                    ***********************
*****                    ***********************
*****                    ***********************
*****                    ***********************
*****                    ***********************
*****                    ***********************

*****************************************

*****
******, also known as *************, is a novel ********************************
originally isolated by *********************************************************
in the brain *******************************************************************
******************************************************* have been **************
of the ************** has been *************************************************
have been ********** in which the ********** has been *******. *****************
was recently published as ************************************. Our own data is in press at Nature.

*****
**********, also known as ************************************ is a novel ******
of the **********.  Originally isolated by *************************************
**************************** have since been ********* to completion.  *********
********************************* have been ************.  We have demonstrate

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

 ************************************************** and differential effects of
**************************************************************************
***************************************************** in the **************
has been ************************************************* close to the
**************************.

*****
************************************, was isolated by **************************
**************************************************** since derived.  **********
**************************************************************************
is a member of the ******************************************************.

*****
***** is a member of the ***************************.  Originally isolated by
**************************************************************************
**************************************************************************
******************have been built for**********************************.

*****
****************************************originally isolated as an *******
**************************************************************************
******************************************************************have been
*************************************************are being made.

*****
********************************************, was originally isolated by *****
**********************************************************************
********************* in the ******************************** has been isolated and a ******************************************.

*****
********************************************, was originally isolated by *****
**********************************************************************
*****************and exists in ********************************* is in ********
to test for the presence of an ***********************.  As such, *******
*********************** will be useful to *********************** and, as
********************************************************************* have been made.  *********************************************************************
***********************.

      Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


*****
******************************************************************, was
originally isolated by ****************************** are involved in early **********************************************************is in the process of
*********************.


*****
****************************************************************** was
isolated from a ******************************************, although
*************************************************************************** are
being isolated.

*****
*********************************************************** was isolated by ***
********************************************************************************
************************************************************are being isolated.

*****
********************************************************************was isolated by *************************************************************might therefore be useful in the treatment of *******************************************in the
******************************************************************************.

*****
********************************************************************************
***************************, is a ************************** of the ***********.
*************************** the ability to *************************************
*************************** is currently being prepared.

*****
****************************************************** and was isolated by ****
********************************************************************************
********** is being derived.